                                                                   Exhibit 10:30

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION HEREOF OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS THEREUNDER. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR UPON RECEIPT BY THE COMPANY OF AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL TO THE PROPOSED TRANSFEREE OR THE COMPANY AS TO AN EXEMPTION THEREFROM. THIS WARRANT IS ALSO SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND REPURCHASE SET FORTH IN A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY.

                        Warrant Number:
                        Warrant to Subscribe for _______ Shares of Stock


                                STOCK PURCHASE WARRANT

                        To Subscribe for and Purchase Stock of

                           PROGENICS PHARMACEUTICALS, INC.


                                     ------------


    THIS CERTIFIES that, for value received, ____________, or registered assigns, is entitled to subscribe for and purchase from Progenics Pharmaceuticals, Inc., a Delaware corporation (hereinafter called the "Company"), up to ___________ Warrant Shares (as hereinafter defined) at the Warrant Purchase Price (as hereinafter defined) which shall initially be $5.00 per share at any time during the period from the date hereof to and including the close of business on December 8, 2000. If this Warrant is exercised prior to the date on which the Company has completed an initial public offering (the "IPO Date") of its Common Stock, par value $.01 per share (the "Common Stock"), the Warrant Shares will be fully paid and nonassessable shares of Series C Preferred Stock, $.001 par value per share, of the Company (the "Series C Preferred Stock"). If this Warrant is exercised on or after the IPO Date, the Warrant Shares shall be fully paid and nonassessable shares of Common Stock as set forth in Section 5.5 herein. Any exercise of this Warrant shall be subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is one of a series of Warrants issued by the Company in connection with a private placement offering (the "Offering") pursuant to a Confidential Private Placement Memorandum dated June 26, 1995.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 2

    Section 1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (in minimum lots of 1,000 Warrant Shares or such lesser amount as is at the time unexercised), upon the surrender of this Warrant (properly endorsed if required) at the principal office of the Company in Tarrytown, New York, or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time within the period above named and upon payment to it by certified or bank cashier's check of the purchase price for the Warrant Shares issuable upon such exercise. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding thirty (30) days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant exercisable for the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time.

    Section 2. Issuance of Shares; Reservation of Series C Preferred Stock and Common Stock. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Series C Preferred Stock and Common Stock to provide for the exercise of the rights represented by this Warrant, and will at its expense expeditiously upon each such reservation of shares use its best efforts to procure the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which any stock of the Company of the same class as the Warrant Shares are then listed.

    Section 3. Payment of Taxes. The issue of stock certificates on any exercise of this Warrant shall be made without charge to the holder of the Warrant for any documentary stamp tax in respect of the issue thereof. The Company shall not, however, be required to pay any documentary stamp tax or other tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of the Warrant and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

    Section 4. Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares of Series C Preferred Stock or Common Stock, as the

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 3

case may be, upon the exercise of the Warrant, but in respect of any final fraction of a share it will make a payment in cash based on the then excess of the market price of the Series C Preferred Stock or Common Stock, as the case may be, over the Warrant Purchase Price. The market price shall be the last regular day sales price of the Series C Preferred Stock or Common Stock, as the case may be, on a national securities exchange where the Series C Preferred Stock or Common Stock, is traded immediately prior to determination of the market price, or, if the Series C Preferred Stock or Common Stock, is not traded on a national securities exchange, the mean of the reported high bid and low asked prices of the Series C Preferred Stock or Common Stock, as the case may be, in the over-the-counter market immediately prior to such determination, or, if not so traded, as determined in good faith by, or at the direction of, the Board of Directors of the Company.

    Section 5.     Adjustments.

    5.1 The term "Basic Warrant Purchase Price" with respect to any period during which this Warrant is outstanding shall mean $5.00 per Warrant Share. The Basic Warrant Purchase Price shall be subject to adjustment from time to time as hereinafter provided. The term "Warrant Purchase Price" shall mean, unless and until any such adjustment shall occur, the Basic Warrant Purchase Price resulting from such adjustment and any other previous adjustments.

    5.2 If at any time or from time to time prior to the IPO Date and during the term of this Warrant the Company shall (i) take a record of the holders of Series C Preferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Series C Preferred Stock or any securities convertible into or exchangeable for Series C Preferred Stock (ii) subdivide its outstanding shares of Series C Preferred Stock into a larger number of shares, or (iii) combine its outstanding shares of Series C Preferred Stock into a smaller number of shares, then the number of Warrant Shares immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Series C Preferred Stock that the holder hereof would own or be entitled to receive after the happening of such event if the holder had exercised this Warrant immediately prior to the happening of such event and, in the event of subdivision or combination, the Warrant Purchase Price in effect immediate prior to such event shall be proportionately decreased, in the case of a subdivision, or increased, in the case of a combination. If the Company shall take a record of the holders of the Series C Preferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

    5.3 If at any time or from time to time on or after the IPO Date and during the term of this Warrant the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock or any

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 4


securities convertible into or exchangeable for Common Stock (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock that the holder hereof would own or be entitled to receive after the happening of such event if the holder had exercised this Warrant immediately prior to the happening of such event and, in the event of subdivision or combination, the Warrant Purchase Price in effect immediate prior to such event shall be proportionately decreased, in the case of a subdivision, or increased, in the case of a combination. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

    5.4 If there shall be effected any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger or amalgamation of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (each such event being hereinafter called a "Major Corporate Event") then, as a condition of such Major Corporate Event, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, (i) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Major Corporate Event not taken place, and
(ii) if such Major Corporate Event is with any person (or any affiliate of such person) who shall have made a purchase, tender or exchange offer which was accepted by the holders of more than ten percent (10%) of the outstanding shares of the class of securities then-purchasable or receivable upon the exercise of this Warrant, the holder of this Warrant shall have been given a reasonable opportunity then to elect to receive, either (x) the stock, securities, cash or properties he would have received pursuant to clause (i) immediately preceding or (y) the stock, securities, cash or properties issued to previous holders of such securities in accordance with such offer, or the equivalent thereof. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Major Corporate Event, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 5



or merger or amalgamation or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. The above provisions of this paragraph shall similarly apply to each successive Major Corporate Event.

    5.5  (a)  If at any time which is prior to the IPO Date the Company shall
(i) issue any shares of Series C Preferred Stock ("Additional Series C Stock"),
(ii) issue any securities convertible into or exchangeable for Series C Preferred Stock ("Series C Convertible Securities") or (iii) issue any warrants or other rights to subscribe for Additional Series C Stock or Series C Convertible Securities and the consideration per share received upon issuance of any such Additional Series C Stock or which may at any time thereafter be payable to the Company upon issuance of such Additional Series C Stock pursuant to such warrants or rights or pursuant to the terms of such Series C Convertible Securities is less than the Current Market Price (as defined below) per share of the Series C Preferred Stock, then no adjustment to the number of Warrant Shares shall be made, and adjustments, if any, to the number of shares of Common Stock issuable upon exercise of the Series C Preferred Stock shall be made in accordance with the terms of the Series C Preferred Stock.

         (b) On the IPO Date, the Warrant Shares issuable upon the exercise of this Warrant shall be adjusted so as to consist of the number of shares of Common Stock that would be received upon conversion of the Series C Preferred Stock that the holder hereof would own or be entitled to own if such holder had exercised this Warrant and converted the Series C Preferred Stock received upon exercise of this Warrant immediately prior to the IPO Date. On the IPO Date, the Warrant Purchase Price shall be adjusted to that price determined by multiplying the Warrant Purchase Price immediately prior to the IPO Date by a fraction (i) the numerator of which is the number of Warrant Shares in effect immediately prior to the IPO Date, and (ii) the denominator of which is the newly applicable number of Warrant Shares on the IPO Date following adjustment as set forth above in this Section 5.5(b).

    5.6 If at any time which is after the IPO Date but before December 31, 1996 the Company shall (except as hereinafter provided) (i) issue any shares of Common Stock ("Additional Common Stock"), (ii) issue any securities convertible into or exchangeable for Common Stock ("Common Stock Convertible Securities") or
(iii) issue any warrants or other rights to subscribe for Additional Common Stock or Common Stock Convertible Securities and the consideration per share received upon issuance of any such Additional Common Stock (or in the case of Common Stock Convertible Securities, the consideration per share of Common Stock assuming such Common Stock Convertible Securities had been so converted) or which may at any time thereafter be payable to the Company upon issuance of Additional Common Stock pursuant to such warrants or rights is less than the Warrant Purchase Price, then the Warrant Purchase Price shall be reduced to such lower price. Upon such an event, the number of Warrant

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 6

Shares shall be adjusted to that number determined by multiplying the number of Warrant Shares immediately prior to such adjustment by a fraction (i) the numerator of which is the Warrant Purchase Price in effect immediately prior to the such event, and (ii) the denominator of which is the newly applicable Warrant Purchase Price following adjustment as set forth above in this Section 5.6.

    5.7 If at any time which is after the IPO Date but after December 31, 1996 the Company shall (except as hereinafter provided) (i) issue any Additional Common Stock, (ii) issue any Common Stock Convertible Securities or (iii) issue any warrants and other rights to subscribe for Additional Common Stock or Common Stock Convertible Securities and the consideration per share received upon issuance of any such Additional Common Stock (or in the case of Common Stock Convertible Securities, the consideration per share of Common Stock assuming such Common Stock Convertible Securities had been so converted) or which may at any time thereafter be payable to the Company upon issuance of Additional Common Stock pursuant to such warrants or rights is less than the Current Market Price per share of the Common Stock, then the Warrant Purchase Price shall be reduced to a price determined by dividing (a) the sum of (i) the total number of shares of Capital Stock (as defined below) outstanding immediately prior to such issuance multiplied by the Warrant Purchase Price in effect immediately prior to such issuance and (ii) the consideration received by the Company upon such issuance, by (b) the number of shares of Capital Stock outstanding immediately after such issuance. Upon such an event, the number of Warrant Shares shall be adjusted to that number determined by a fraction (i) the numerator of which is the Warrant Purchase Price in effect immediately prior to such event, and (ii) the denominator of which is the newly applicable Warrant Purchase Price following such adjustments as set forth above in this Section 5.7.

    5.8 (a) "Current Market Price" per share of a security for the purposes of any provision of this Warrant at the date herein specified shall mean the price per share of such security on such date determined by the Board of Directors as provided below. The Current Market Price shall be the average of the daily closing price per share of such security for thirty (30) consecutive business days ending no more than fifteen (15) business days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30-day period). The closing price for each day shall be the last reported sales price regular way or, in the case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case, on the principal national securities exchange on which such security is listed or admitted to trading, unless such principal national securities exchange is a regional securities exchange and such security is also quoted on the Nasdaq Stock Market, or if not listed or admitted to trading on a national securities exchange or if such principal securities exchange is a regional securities exchange and such security is also quoted on the Nasdaq Stock Market, the average of the highest bid and the lowest asked prices quoted on the Nasdaq Stock Market, or, if not so quoted, as reported by the National Quotation Bureau, Inc.; provided, however, that if such security is not traded in such manner that any of the quotations referred to above is available for the period required hereunder, the Current

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 7



Market Price per share of such security shall be deemed to be the fair market value as determined by the Board of Directors in good faith, irrespective of any accounting treatment.

         (b) "Capital Stock" shall mean the Common Stock and all other capital stock of the Company that is convertible into Common Stock. For purposes of this Warrant, the number of shares of Capital Stock outstanding at any time shall equal the number of shares of Common Stock outstanding plus the total number of shares of Common Stock into which all other capital stock of the Company outstanding at such time is convertible.

         (c) To the extent that any such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors.

         (d) If the Company takes any action after the date hereof, other than actions described above, which would have an adverse effect upon the rights of the holder of this Warrant, then the Warrant Purchase Price shall be adjusted in such manner and at such time as the Company's Board of Directors shall in good faith determine to be equitable under the circumstances.

         (e) No adjustments shall be made to the number of Warrant Shares or the Warrant Purchase Price under this Section 5.5 in respect of (1) Common Stock or any other capital stock of the Company to be issued pursuant to the Company's 1989 Stock Option Plan, 1993 Stock Option Plan, 1993 Executive Stock Option Plan or any other stock options or warrants granted or sold to employees, consultants, advisors or directors of the Company relating to the provision of services to the Company; (2) shares of Common Stock or any other capital stock of the Company issued by the Company under provisions of the Company's Certificate of Incorporation as from time to time in effect or by virtue of agreements designed to protect against dilution; and (3) shares of Common Stock or any other capital stock of the Company issued or reserved for issuance by the Company upon conversion of any capital stock of the Company.

    5.9 Upon any adjustment of the Warrant Purchase Price or the number of Warrant Shares, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 8


    5.10 In case at any time:

          (i) the Company shall pay any dividend payable in stock upon the Class of securities then-purchasable or receivable upon the exercise of this Warrant or make any distribution (other than regular cash dividends out of earned surplus) to the holders of such securities;

         (ii) the Company shall offer for subscription pro rata to the holders of the class of securities then-purchasable or receivable upon the exercise of this Warrant any additional shares of stock of any class or other rights;

        (iii)  there shall be any Major Corporate Event;

         (iv) the Company shall issue Additional Series C Stock, Series C Convertible Securities, Additional Common Stock or Common Stock Convertible Securities; or

          (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (a) at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, amalgamation, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of such securities shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of such securities shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 9


    Section 6. Execution of Agreement. The holder hereof agrees that upon exercise, in whole or in part, of this Warrant, he will execute and deliver to the Company an agreement substantially in the form of the agreement referred to in the legend at the head of this Warrant, and the certificates representing any securities, so acquired upon exercise may bear a legend substantially as referred to in the aforesaid agreement and that the Company may issue appropriate stop transfer order instructions to any and all transfer agents of the Company's.

    Section 7. No Rights as a Shareholder. The Warrant shall not entitle the holder hereof to any rights as a stockholder of the Company, including, without limitation, voting rights.

    Section 8. Transferability. This Warrant and all rights hereunder are, subject to the provisions of the agreement referred to in the legend at the head of this Warrant, transferable, in whole or in part, at the office or agency of the Company referred to in the second paragraph hereof by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until each transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

    Section 9. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by such holder hereof at the time of such surrender.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 10


    IN WITNESS WHEREOF, Progenics Pharmaceuticals, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated this 8th day of December, 1995.


ATTEST:                            PROGENICS PHARMACEUTICALS, INC.


------------------------           ----------------------------------
Robert A. McKinney                 Paul J. Maddon, M.D., Ph.D.
Assistant Secretary                President

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 11



                      [FORM OF LETTER TO EXERCISE THE WARRANTS]
                                SUBSCRIPTION AGREEMENT


                                       Date__________________


To Progenics Pharmaceuticals, Inc.


    The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase the number of shares of [Series C Preferred Stock] [Common Stock] set forth below which are covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by this Warrant.

    Choose One:

    ----------     Exercise Warrant in full as to _______ shares.

    ----------     Exercise Warrant as to _______ shares and request the
                   issuance of a new Warrant for the balance of _______ shares.


                         Signature
                                   --------------------------------------------

                        Print Name:
                                   --------------------------------------------

                          Address:
                                   --------------------------------------------

                                   --------------------------------------------